UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Brookdale Senior Living Inc.
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Brookdale Confirms Receipt of Director Nominations
No Shareholder Action Required at this Time

Nashville, Tenn., March 5, 2025 - Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale” or the “Company”) today confirmed that it has received notice from Pangaea Ventures, L.P., a fund managed by Ortelius Advisors, L.P. (“Ortelius”) that it has nominated six individuals to stand for election to the Brookdale Board of Directors at the Company’s 2025 Annual Meeting of Stockholders. The Company had not spoken with Ortelius for approximately two years prior to receiving notice of its director nominations.

The Board’s Nominating and Corporate Governance Committee will review the proposed nominees in accordance with the Company’s process and guidelines. The Board will make its formal recommendation regarding director nominations in the Company’s proxy statement, which will be filed with the Securities and Exchange Commission and mailed to shareholders eligible to vote at the 2025 Annual Meeting of Stockholders, which has not yet been scheduled.

ABOUT BROOKDALE SENIOR LIVING
Brookdale Senior Living Inc. is the nation's premier operator of senior living communities. With 647 communities across 41 states and the ability to serve approximately 58,000 residents as of December 31, 2024, Brookdale is committed to its mission of enriching the lives of seniors through compassionate care, clinical expertise, and exceptional service. The Company, through its affiliates, operates independent living, assisted living, memory care, and continuing care retirement communities, offering tailored solutions that help empower seniors to live with dignity, connection, and purpose. Leveraging deep expertise in healthcare, hospitality, and real estate, Brookdale creates opportunities for wellness, personal growth, and meaningful relationships in settings that feel like home. Guided by its four cornerstones of passion, courage, partnership, and trust, Brookdale is committed to delivering exceptional value and redefining senior living for a brighter, healthier future. Brookdale's stock trades on the New York Stock Exchange under the ticker symbol BKD.

SAFE HARBOR
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company's intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "project," "predict," "continue," "plan," "target," or other similar words or expressions, and include statements regarding the Board’s Nominating and Corporate Governance Committee review of the proposed nominees. These forward-looking statements are based on certain assumptions and expectations, and the Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could affect the Company's forward looking statements include the risks detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"), including those set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this press release. Except as required by law, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this press release to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
Brookdale Senior Living Inc. (the “Company”) plans to file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Prior to the 2025 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a BLUE proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the BLUE proxy card) when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov) or at the Company’s website at https://brookdaleinvestors.com or by contacting Chad White, Executive Vice President, General Counsel and Secretary, by phone at (615) 221-2250, by email at CWhite@brookdale.com or by mail at Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, TN 37027.

CERTAIN INFORMATION REGARDING PARTICIPANTS
The Company, its directors and certain of its executive officers and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the 2025 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2025 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2024 annual meeting of stockholders, filed with the SEC on April 29, 2024. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 proxy statement, such changes have been reflected in the following Statements of Beneficial Ownership on Form 3 and Statements of Change in Beneficial Ownership on Form 4 filed with the SEC with respect to the Company: Form 3, filed by Claudia Drayton on June 27, 2024; Form 3, filed by Elizabeth Mace on June 27, 2024; Form 3, filed by Ray Leisure on August 14, 2024; Form 4, filed by Marcus Bromley on May 17, 2024; Form 4, filed by Jordan Asher on May 23, 2024; Form 4, filed by Claudia Drayton on August 7, 2024 and February 14, 2025; Form 4, filed by Elizabeth Mace on August 7, 2024 and February 14, 2025; Form 4, filed by Benjamin Ricci on August 21, 2024, February 14, 2025 and March 3, 2025; Form 4, filed by Jordan Asher on August 30, 2024 and February 14, 2025; Form 4, filed by Ray Leisure on October 29, 2024, February 14, 2025 and March 3, 2025; Form 4, filed by Lee Wielansky on December 6, 2024 and February 14, 2025; Form 4, filed by Frank Bumstead on February 14, 2025; Form 4, filed by Vicki Freed on February 14, 2025; Form 4, filed by Denise Wilder Warren on February 14, 2025; Form 4, filed by Lucinda Baier on February 14, 2025 and March 3, 2025; Form 4, filed by Todd Kaestner on February 14, 2025 and March 3, 2025; Form 4, filed by Chad White on February 14, 2025 and March 3, 2025; Form 4, filed by George Hicks on February 14, 2025 and March 3, 2025; Form 4, filed by Jaclyn Pritchett on February 14, 2025 and March 3, 2025; Form 4, filed by Dawn Kussow on February 14, 2025 and March 3, 2025. These filings can be found at the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of participants in the solicitation, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Proxy Statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

INVESTOR RELATIONS CONTACT
Jessica Hazel
VP Investor Relations
(615) 564-8104
Jessica.Hazel@brookdale.com

MEDIA CONTACT
Media.relations@brookdale.com